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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in the Form 10-K, into the Company's previously filed Registration Statement File No. 333-48607.

                                          /s/ Arthur Andersen LLP

Portland, Oregon
March 27, 2000

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